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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 2002

                              BANK ONE CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                      001-15323                 31-0738296
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                 1 Bank One Plaza, Chicago, IL                      60670
                (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code: 312-732-4000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
------

(c)     Exhibits.

        Exhibit Number             Description of Exhibits
        --------------             -----------------------

        99(a) Statement of principal executive officer of Registrant, delivered to the Commission pursuant to the Commission's Order No. 4-460, dated August 12, 2002.

        99(b) Statement of principal financial officer of Registrant, delivered to the Commission pursuant to the Commission's Order No. 4-460, dated August 12, 2002.

Item 9. Regulation FD Disclosure
------

        On August 12, 2002, pursuant to Securities and Exchange Commission
Order No. 4-460, the Registrant delivered the sworn statements required pursuant to such order to the Secretary of the Commission. A copy of each statement, made by the principal executive officer and the principal financial officer of the Registrant, is attached as Exhibit 99(a) and 99(b), respectively, to this Current Report on Form 8-K and incorporated by reference herein.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    BANK ONE CORPORATION
                                                        (Registrant)


Date: August 12, 2002                             By: /s/ Heidi Miller
      --------------------                            -------------------------
                                                  Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number             Description of Exhibits
--------------             -----------------------

99(a) Statement of principal executive officer of Registrant, delivered to the Commission pursuant to the Commission's Order No. 4-460, dated
                           August 12, 2002.

99(b) Statement of principal financial officer of Registrant, delivered to the Commission pursuant to the Commission's Order No. 4-460, dated
                           August 12, 2002.









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